UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     SEPTEMBER 13, 2005

                                ISP CHEMCO INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

         333-17827-01                                 51-0382622
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   (Commission File Number)               (IRS Employer Identification No.)

            300 DELAWARE AVENUE
                 SUITE 303
            WILMINGTON, DELAWARE                                 19801
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   (Address of Principal Executive Offices)                   (Zip Code)

                                (302) 427-5818
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             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS


                                                                                    Address, including zip
                                                                                    code and telephone
                                State or other                                      number, including area
                                jurisdiction of         Registration No./I.R.S.     code, of registrant's
Exact name of registrant as     incorporation or        Employer Identification     principal executive
as specified in its charter     organization            No.                         offices
---------------------------    -----------------        -----------------------     ----------------------
ISP Chemicals Inc.              Delaware                333-70144-08/               Route 95 Industrial Area
                                                        22-3807357                        P.O. Box 37
                                                                                    Calvert City, KY  42029
                                                                                        (270) 395-4165

ISP Minerals Inc.               Delaware                333-70144-07/                  34 Charles Street
                                                        22-3807370                   Hagerstown, MD 21740
                                                                                        (301) 733-4000

ISP Technologies Inc.           Delaware                333-70144-09/               4501 Attwater Avenue and
                                                        22-3807372                      State Highway 146
                                                                                      Texas City, TX 77590
                                                                                         (409) 945-3411


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (b) On September 13, 2005, Mr. Peter J. Ganz resigned from the board of directors of ISP Chemco Inc. (the "Company"), effective September 23, 2005.

ITEM 8.01. OTHER EVENTS

         On September 13, 2005, Mr. Ganz resigned his positions as Senior Vice President, General Counsel and Secretary of the Company, effective September 23, 2005, after ten years of service with the Company in various positions, in order to pursue another opportunity. Mr. Ganz also resigned his positions and directorships from all other affiliated companies, including International Specialty Holdings Inc. Mr. Marc J. Kurzman, who has frequently acted as outside counsel to the Company over the past several years, will serve as Acting General Counsel and will take over Mr. Ganz's duties until a new General Counsel is hired by the Company.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ISP CHEMCO INC.
                                  ISP CHEMICALS INC.
                                  ISP MINERALS INC.
                                  ISP TECHNOLOGIES INC.



Dated:  September 19, 2005        By:     /s/ Kenneth M. McHugh
                                          ---------------------
                                  Name:   Kenneth M. McHugh
                                  Title:  Vice President and Controller